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                                                                      EXHIBIT 23


PriceWaterhouse



                         CONSENT OF INDEPENDENT ACCOUNTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-8 No. 333-31283 of Doral Financial Corporation of our report dated February 23, 1998, appearing on page F-3 of this Form 10-K.



/S/ PRICE WATERHOUSE


San Juan, Puerto Rico

March 31, 1998